(EASTCLIFF LOGO)

                              P R O S P E C T U S

                                EASTCLIFF FUNDS

                             EASTCLIFF GROWTH FUND

                          EASTCLIFF TOTAL RETURN FUND

                            EASTCLIFF REGIONAL SMALL
                           CAPITALIZATION VALUE FUND

                              EASTCLIFF CONTRARIAN
                                   VALUE FUND


                              NO-LOAD MUTUAL FUNDS

P R O S P E C T U S                                      DECEMBER 30, 1997
                                (EASTCLIFF LOGO)
                                EASTCLIFF FUNDS

                            900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402
                                 (612) 336-1444


Eastcliff Funds, Inc. (the "Corporation") is an open-end, diversified management investment company consisting of four separate portfolios, the Eastcliff Growth Fund (the "Growth Fund"), the Eastcliff Total Return Fund (the "Total Return Fund"), the Eastcliff Regional Small Capitalization Value Fund (the "Regional Small Cap Fund") and the Eastcliff Contrarian Value Fund (the "Contrarian Value Fund") (collectively, the "Eastcliff Funds" or "Funds"), offering distinct investment choices.

EASTCLIFF GROWTH FUND

The investment objective of the Growth Fund is to produce long-term growth of capital. The Growth Fund seeks to achieve its objective by investing principally in equity securities.

EASTCLIFF TOTAL RETURN FUND

The investment objective of the Total Return Fund is to realize a combination of capital appreciation and income which will result in the highest total return, while assuming reasonable risks. The term "reasonable risks" refers to the judgment of the Total Return Fund's investment adviser or portfolio manager that investment in certain securities would not present an excessive risk of loss in light of current and anticipated future general market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies. The Total Return Fund intends to invest in a combination of equity and debt securities.

EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND

The investment objective of the Regional Small Cap Fund is to produce capital appreciation. The Regional Small Cap Fund seeks to achieve its objective by investing principally in equity securities of small capitalization companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado, Illinois, Indiana and Ohio.

EASTCLIFF CONTRARIAN VALUE FUND

The investment objective of the Contrarian Value Fund is to produce long-term capital appreciation. The Contrarian Value Fund seeks to achieve its objective by investing in out-of-favor, undervalued companies with restructuring and turnaround potential.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING RESOURCE TRUST COMPANY AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Funds have filed with the Securities and Exchange Commission. A Statement of Additional Information, dated December 30, 1997, which is a part of such Registration Statement, is incorporated by reference in this Prospectus. Copies of the Statement of Additional Information will be provided without charge to each person to whom a Prospectus is delivered upon written or oral request made by writing to the address or calling the telephone number, stated above. All such requests should be directed to the attention of the Corporation's Vice President.

(EASTCLIFF LOGO)
EASTCLIFF FUNDS

TABLE OF CONTENTS

                                              PAGE
                                             -----
Expense Information                              i
Financial Highlights                             1
Introduction                                     3
Investment Objectives and Policies               3
Investment Practices and Risks                   6
Management of the Funds                         10

Distribution Plan                               14
Determination of Net Asset Value                14
Purchase of Shares                              14
Redemption of Shares                            15
Exchange Privilege                              18
Dividend Reinvestment                           18
Automatic Investment Plan                       19
Systematic Withdrawal Plan                      19
Retirement Plans                                20
Dividends, Distributions and Taxes              22
Brokerage Transactions                          22
Capital Structure                               22
Shareholder Reports                             23
Performance Information                         23
Share Purchase Application              centerfold



                              EXPENSE INFORMATION

                                                  EASTCLIFF              EASTCLIFF         EASTCLIFF REGIONAL  EASTCLIFF CONTRARIAN
                                                 GROWTH FUND         TOTAL RETURN FUND     SMALL CAP FUND          VALUE FUND
                                                 ------------       ------------------   -------------------  --------------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
    Purchases or Reinvested Dividends              None                   None                  None                     None
  Deferred Sales Load                              None                   None                  None                     None
  Redemption Fee                                  None*<F1>               None*<F1>             None*<F1>                None*<F1>
  Exchange Fee                                     None                   None                  None                     None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees                                 1.00%                  1.00%                 1.00%                    1.00%
  12b-1 Fees                                    0.00%**<F2>            0.00%**<F2>           0.00%**<F2>              0.00%**<F2>
  Other Expenses (after reimbursement)         0.30%***<F3>           0.30%***<F3>          0.30%***<F3>             0.30%***<F3>
                                               --------              ---------              --------                 --------
  TOTAL FUND OPERATING EXPENSES
    (AFTER REIMBURSEMENT)                      1.30%***<F3>           1.30%***<F3>          1.30%***<F3>             1.30%***<F3>
                                               ========               ========              ========                 ========

*<F1>A fee of $12.00 is charged for each wire redemption.

**<F2>Although each of the Funds has adopted a 12b-1 Plan, each presently intends not to pay any 12b-1 Fees during the fiscal year ending June 30, 1998.

***<F3>Other Expenses and Total Fund Operating Expenses reflect the fact that the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other operating expenses to the extent necessary to ensure that Total Fund
Operating Expenses do not exceed 1.30% of the average daily net assets of each of the Growth Fund, the Total Return Fund, the Regional Small Cap Fund and the
Contrarian Value Fund. Total Fund Operating Expenses and Other Expenses for the
Growth Fund and the Total Return Fund for the fiscal year ended June 30, 1997 would have been 1.33% and 0.33%, respectively, for the Growth Fund and 1.49% and 0.49%, respectively, for the Total Return Fund, without the expense reimbursement. Total Fund Operating Expenses and Other Expenses for the Regional
Small Cap Fund for the period from September 16, 1996 (commencement of operations) to June 30, 1997 would have been 1.61% (annualized) and 0.61%
(annualized), respectively, without the expense reimbursement. Absent fee waivers and/or reimbursements, Total Fund Operating Expenses and Other Expenses for the Contrarian Value Fund for the fiscal year ending June 30, 1998 are estimated to be 2.0% and 1.0%, respectively.

                                     1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                    -------    -------    --------    --------
EXAMPLE:
An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

   Eastcliff Growth Fund              $13        $41         $71        $157
   Eastcliff Total Return Fund        $13        $41         $71        $157
   Eastcliff Regional Small
     Capitalization Value Fund        $13        $41         $71        $157
   Eastcliff Contrarian Value Fund    $13        $41         N/A         N/A


  The purpose of the preceding table is to assist investors in understanding the various costs that an investor in a particular Fund will bear, directly or indirectly. THEY SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The Annual Fund Operating Expenses for the Growth Fund, the Total Return Fund and the Regional Small Cap Fund are based on the actual expenses for the year ended June 30, 1997. The Annual Fund Operating Expenses for the Contrarian Value Fund are based on the estimated amounts set forth above. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any of the Funds.

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of a Fund outstanding throughout each period)




  The Financial Highlights of the Funds should be read in conjunction with the Funds' audited financial statements and notes thereto included in the Funds' Annual Report to Shareholders which contains the auditor's report as to the Financial Highlights. The Funds' audited financial statements, notes thereto and auditor's report thereon contained in the Funds' Annual Report to Shareholders are incorporated by reference into the Statement of Additional Information. The Financial Highlights of each Fund set forth below have been audited. Further information about the performance of the Funds is also contained in the Funds' Annual Report to Shareholders, copies of which may be obtained without charge upon request. Prior to December 17, 1987, the investment adviser to the Total Return Fund was Resource Capital Advisers, Inc. and from December 17, 1987 until December 31, 1994, the investment adviser to the Total Return Fund was Fiduciary Management, Inc. The Contrarian Value Fund commenced operations on December 30, 1997.

EASTCLIFF GROWTH FUND

                                             FOR THE YEAR FOR THE PERIOD FROM
                                                    ENDED JULY 1, 1995+<F4>TO
                                            JUNE 30, 1997       JUNE 30, 1996
                                            -------------     ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $12.56              $10.00
Income from investment operations:
 Net investment loss (a)<F5>                       (0.14)              (0.08)
 Net realized and unrealized gains on investments    1.50                2.64
                                                  -------             -------
Total from investment operations                     1.36                2.56
Less distributions:
 Dividend from net investment income                   --                  --
 Distribution from net realized gains                  --                  --
                                                  -------             -------
Total from distributions                               --                  --
                                                  -------             -------
Net asset value, end of period                     $13.92              $12.56
                                                  =======             =======

TOTAL INVESTMENT RETURN                             10.8%               25.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)             46,389              46,193
Ratio of expenses (after reimbursement) to
   average net assets (b)<F6>                        1.3%                1.3%
Ratio of net investment loss to average net
   assets (c)<F7>                                  (1.0%)              (0.8%)
Portfolio turnover rate                             54.3%               40.3%
Average commission rate paid (d)<F8>              $0.0600                  --

+<F4>Commencement of operations.
(a)<F5>Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F6>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been for the years ended June 30, 1997 and 1996, 1.3% and 1.4%, respectively.
(c)<F7>If the Fund had paid all of its expenses, the ratio would have been for the years ended June 30, 1997 and 1996, (1.0%) and (0.9%), respectively.
(d)<F8>Disclosure required for fiscal years beginning after September 1, 1995.

EASTCLIFF TOTAL RETURN FUND

                                                     FOR THE
                                                      PERIOD
                                                        FROM
                                                  OCTOBER 1,
                                    YEARS ENDED      1994 TO
                                     JUNE 30,       JUNE 30,                    YEARS ENDED SEPTEMBER 30,
                               ----------------     --------    ------------------------------------------------------------------
                                 1997      1996         1995      1994      1993      1992      1991      1990      1989      1988
                               ------    ------       ------    ------    ------    ------    ------    ------    ------    ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year            $14.62    $11.96       $11.92    $12.38    $11.96    $11.56     $9.47    $11.40     $9.88    $13.94
Income from
  investment operations:
 Net investment income           0.23      0.09         0.14      0.15      0.19      0.13      0.28      0.33      0.24      0.06
 Net realized and
   unrealized gains (losses)
    on investments               3.47      2.90         0.71      0.12      1.28      1.27      2.30    (1.82)      1.40    (1.17)
                              -------    ------       ------   -------   -------   -------   -------   -------   -------   -------
Total from investment
  operations                     3.70      2.99         0.85      0.27      1.47      1.40      2.58    (1.49)      1.64    (1.11)
Less distributions:
 Dividends from net
   investment income           (0.12)    (0.17)       (0.14)    (0.18)    (0.15)    (0.23)    (0.36)    (0.26)    (0.11)        --
 Distributions from net
   realized gains              (1.34)    (0.16)       (0.67)    (0.55)    (0.90)    (0.77)    (0.13)    (0.18)    (0.01)    (2.95)
                              -------    ------       ------   -------   -------   -------   -------   -------   -------   -------
Total from distributions       (1.46)    (0.33)       (0.81)    (0.73)    (1.05)    (1.00)    (0.49)    (0.44)    (0.12)    (2.95)
                              -------    ------       ------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of year   $16.86    $14.62       $11.96    $11.92    $12.38    $11.96    $11.56     $9.47    $11.40     $9.88
                              =======   =======      =======   =======   =======   =======   =======   =======   =======   =======
TOTAL INVESTMENT
  RETURN (d)<F12>               28.1%     25.4%     10.4%(a)<F9>  2.2%     13.4%     13.2%     28.7%   (13.5%)     16.8%    (3.0%)
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year
  (in 000's $)                 21,626    17,799       15,806     2,478     2,683     2,631     2,225     2,055     2,728     1,041
Ratio of expenses
 (after reimbursement)
 to average net assets(b)<F10>   1.3%      1.3%      1.5%(a)<F9>  2.0%      2.0%      2.7%      2.0%      2.4%      3.0%      2.8%
Ratio of net investment
 income to average
  net assets(c)<F11>             1.5%      0.7%      2.5%(a)<F9>  1.3%      1.5%      1.2%      2.4%      2.8%      2.8%      1.7%
Portfolio turnover rate         58.3%     95.1%        89.4%     13.2%     28.0%     34.9%     38.0%     62.7%     27.2%     51.9%
Average commission rate paid(e)$0.0624       --           --        --        --        --        --        --        --        --
                           <F13>
(a)<F9>Annualized.
(b)<F10>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 1997 and 1996, for the period from
October 1, 1994 to June 30, 1995 and for the years ending September 30, 1994,
1993, 1992, 1991, 1990, 1989 and 1988 as follows: 1.5%, 1.6%, 2.6%(a)<F9>, 3.0%,
2.8%, 3.3%, 3.2%, 3.1%, 4.4% and 11.8%, respectively.
(c)<F11>If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 1997 and 1996, for the period from October 1, 1994 to June 30, 1995 and for the years ending September 30, 1994, 1993, 1992, 1991,
1990, 1989 and 1988 as follows: 1.3%, 0.4%, 1.4%(a)<F9>, 0.2%, 0.8%, 0.6%, 1.3%,
2.1%, 1.4% and (7.4%), respectively.
(d)<F12>Effective December 31, 1994, the Fund changed investment advisers from
Fiduciary Management, Inc. to Resource Capital Advisers, Inc.
(e)<F13>Disclosure required for fiscal years beginning after September 1, 1995.

EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND

                                                          FOR THE PERIOD FROM
                                                   SEPTEMBER 16, 1996+<F14>TO
                                                                JUNE 30, 1997
                                                       ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $10.00
Income from investment operations:
  Net investment income                                                  0.02
  Net realized and unrealized gains on investments                       2.23
                                                                      -------
Total from investment operations                                         2.25
Less distributions:
  Dividend from net investment income                                  (0.02)
  Distribution from net realized gains                                     --
                                                                      -------
Total from distributions                                               (0.02)
                                                                      -------
Net asset value, end of period                                         $12.23
                                                                      =======

TOTAL INVESTMENT RETURN                                             22.5%**<F16>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                 29,231
Ratio of expenses (after reimbursement) to average net assets (a)<F17>1.3%*<F15>
Ratio of net investment income to average net assets (b)<F18>         0.3%*<F15>
Portfolio turnover rate                                                 29.4%
Average commission rate paid                                          $0.0693

+<F14>Commencement of operations.
*<F15>Annualized.
**<F16>Not annualized.
(a)<F17>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 1.6%*<F15>.
(b)<F18>If the Fund had paid all of its expenses, the ratio would have been (0.0%)*<F15>.

                                  INTRODUCTION

  The Corporation is an open-end, diversified management investment company, better known as a mutual fund, registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of Wisconsin on May 23, 1986. The Corporation consists of four funds: Eastcliff Growth Fund, Eastcliff
Total Return Fund, Eastcliff Regional Small Capitalization Value Fund and
Eastcliff Contrarian Value Fund. Each of the Funds obtains its assets by continuously selling its shares to the public. Proceeds from such sales are invested by the particular Fund in securities of other issuers. In this manner, each Fund: combines the resources of many investors, with each individual investor having an interest in every one of the securities owned by such Fund;
provides each individual investor with diversification by investing in the securities of many different issuers; and, furnishes experienced management to select and watch over its investments. As an open-end investment company, the Corporation will redeem any of its outstanding shares on demand of the owner at their next determined net asset value. Registration of the Corporation under the Act does not involve supervision of the Corporation's management or policies by the Securities and Exchange Commission.

                       INVESTMENT OBJECTIVES AND POLICIES

EASTCLIFF GROWTH FUND

  The investment objective of the Growth Fund is to produce long-term growth of capital. The Growth Fund will seek to meet its objective by investing principally in equity securities. The Growth Fund generally will invest in domestic equity securities that are listed on a securities exchange or traded in
the over-the-counter market. Under   normal market conditions, the Growth Fund
will invest at least 65% of its total assets in equity securities, which may include common stocks, preferred stocks, convertible securities, and warrants.
In addition, at least 80% of the Growth Fund's total assets will be invested in domestic securities and no more than 20% of the Growth Fund's total assets may be invested in foreign securities. The Growth Fund may also invest in corporate bonds, debentures and notes, debt securities issued or guaranteed by the United
States government and its agencies or instrumentalities, and short-term money market instruments, such as U.S. Treasury Bills, bank certificates of deposit, commercial paper, commercial paper master notes and repurchase agreements. There can be no assurance that the Growth Fund will achieve its investment objective.
See "Investment Practices and Risks."

  Investments may be made in well-known established companies, as well as in newer and relatively unseasoned companies. Potential investments for the Growth
Fund are evaluated using fundamental analysis including criteria such as:
earnings outlook, cash flow, asset values, sustainability of product cycles, expansion opportunities, management capabilities, industry outlook, competitive position, and current price relative to long-term value of the company.
Investments generally will not be made on the basis of market timing techniques;
rather, it is anticipated that the Growth Fund will be relatively fully invested at most times.

  At times, the Growth Fund's investment adviser or portfolio manager may invest in put or call options, futures contracts and options on futures contracts to hedge the Growth Fund's position in an individual security, provided that not more than 5% of the Growth Fund's net assets will be invested in put or call options and options on futures contracts and not more than 5% of its net assets will be invested in futures contracts. Such investments will be effected as a defensive measure during periods of anticipated market weakness and will not result in leveraging the Growth Fund. A description of the foregoing securities and the risks associated therewith is included in the Statement of Additional Information.

EASTCLIFF TOTAL RETURN FUND

  The investment objective of the Total Return Fund is to realize a combination of capital appreciation and income which will result in the highest total return, while assuming reasonable risks. The term "reasonable risks" refers to the judgment of the Total Return Fund's investment adviser or portfolio manager that investment in certain securities would not present an excessive risk of loss in light of current and anticipated future general market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies. Because the Total Return Fund's objective is to realize the highest total return, the percentage of such Fund's portfolio invested to produce capital appreciation may at any time be greater or less than the percentage of such Fund's portfolio invested to produce current income. In seeking to attain the Total Return Fund's objective, such Fund intends to invest in common stocks, both growth and income-oriented, preferred stocks, securities convertible into common stocks, warrants, corporate bonds, debentures and notes, debt securities issued or guaranteed by the United States government and its agencies or instrumentalities, short-term money market instruments, such as U.S. Treasury
Bills, bank certificates of deposit, commercial paper, commercial paper master notes and repurchase agreements and securities of foreign issuers. There can be no assurance that the Total Return Fund will achieve its investment objective.
See "Investment Practices and Risks."

  No minimum or maximum percentage of the Total Return Fund's assets is required to be invested in common stocks or any other type of security. At times, the Total Return Fund may be 100% invested in common stocks and other types of equity securities. On the other hand, when the Total Return Fund's investment adviser or portfolio manager believes that in the light of current economic and market conditions such Fund's investment objective may be more readily attainable in debt securities, up to 100% of the Total Return Fund's assets may be invested in such securities. Among the economic and market conditions considered by the Total Return Fund's investment adviser are:
historic dividend yields as compared to current dividend yields; historic price-earnings ratios as compared to current price-earnings ratios; interest rate movements; and inflation measures. If, based on the investment adviser's evaluation, the investment adviser determines that prices of common stocks will generally rise, the investment adviser will cause the Total Return Fund to invest principally in common stocks or other equity securities. If, based on the investment adviser's evaluation, the investment adviser determines that prices of common stocks will generally decline or remain stable, the investment adviser will cause such Fund to invest principally in debt securities.

  The Total Return Fund's investment adviser and portfolio manager will consider various financial characteristics, including: earnings growth; book value; net current asset value per share; replacement cost; and dividends. The investment adviser will study the financial statements of the issuing corporation and other companies in the same industry, market trends and economic conditions in general. No formula is used in such analysis. Common stocks will generally be purchased for long-term capital appreciation. However in appropriate situations purchases may be made with the expectation of price appreciation over a relatively short period of time. The Total Return Fund's investments in commons stocks and other equity-type investments, such as preferred stocks, securities convertible into common stocks and warrants, may be made without regard to any objective criteria such as size, exchange listing or seasoning. The Total Return Fund may invest in both exchange-listed and over-the-counter securities, in small or large companies, and in well-established or unseasoned companies.

EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND

  The investment objective of the Regional Small Cap Fund is to produce capital appreciation. The Regional Small Cap Fund seeks to achieve its objective by investing, in normal market conditions, at least 65% of its total assets in equity securities of small capitalization companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado,
Illinois, Indiana and Ohio.

  The Regional Small Cap Fund's investment adviser and portfolio manager invests primarily in the securities of small capitalization companies which generally have the following characteristics in their opinion: company-specific fundamentals that grow shareholder value; experienced, shareholder-oriented management; and undervaluation by the market. For these purposes, small capitalization companies are deemed those with market capitalizations of less than $1 billion.

  In addition to the risks associated with investing in small capitalization companies, the Regional Small Cap Fund's policy of concentrating its equity investments in a geographic region means that it may be subject to adverse economic, political or other developments in that region. Although the region in which the Regional Small Cap Fund principally invests has a diverse industrial base (including, but not limited to, agriculture, mining, retail, transportation, utilities, heavy and light manufacturing, financial services, insurance, computer technology and medical technology), this industrial base is not as diverse as that of the country as a whole. The Regional Small Cap Fund may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation.

  The Regional Small Cap Fund may also invest up to 35% of its total assets in equity securities without regard to the location of the issuer's headquarters or the issuer's market capitalization, corporate bonds, debentures and notes, debt securities issued or guaranteed by the United States government and its agencies or instrumentalities, short-term money market instruments, such as U.S. Treasury
Bills, bank certificates of deposit, commercial paper, commercial paper master notes and repurchase agreements. There can be no assurance that the Regional
Small Cap Fund will achieve its investment objective. See "Investment Practices and Risks".

  At times the Regional Small Cap Fund's investment adviser or portfolio manager may purchase put and call options on equity securities and on stock indices and write covered call options on equity securities owned by the Regional Small Cap Fund in an effort to reduce risk. Not more than 5% of the Regional Small Cap Fund's net assets will be invested in put and call options and the premium received by the Regional Small Cap Fund with respect to unexpired call options written by the Regional Small Cap Fund will not exceed 5% of the Regional Small Cap Fund's net assets. Such investments will be effected during periods of anticipated market weakness and will not result in leveraging the Regional Small Cap Fund. A description of the foregoing securities and the risks associated therewith is included in the Statement of Additional
Information.

EASTCLIFF CONTRARIAN VALUE FUND

  The investment objective of the Contrarian Value Fund is to produce long-term capital appreciation. The Contrarian Value Fund seeks to achieve its objective by investing principally in equity securities of out-of-favor, undervalued companies with restructuring and turnaround potential.

  The Contrarian Value Fund's investment adviser and portfolio manager utilize a proprietary screening process and bottom-up analysis to identify and value a company's individual business segments and private market value. The portfolio manager conducts intensive fundamental research to determine whether there is opportunity for shareholder-oriented management to refocus and grow the company to produce higher earnings that lead to higher stock prices. The Contrarian
Value Fund's portfolio manager will meet with the senior management of the companies selected for the portfolio.

  The Contrarian Value Fund will hold a relatively limited number of securities
(i.e., generally 35-40 or less, other than money market instruments) which generally will sell at a substantial discount to their private market value, have the potential of doubling their earnings power, and have significant price appreciation potential over a three-year period. This investment approach provides for an average holding period of three years and annual turnover of approximately 35%. It is anticipated that the Contrarian Value Fund will be relatively fully invested at all times, with cash as a residual of the investment process, but, in any event, will, in normal market conditions have at least 85% of its net assets invested in common stocks. The Contrarian Value Fund may also invest in convertible securities, preferred stocks, corporate bonds, debentures and notes, debt securities issued or guaranteed by the United States government and its agencies or instrumentalities, and short-term money market instruments, such as U.S. Treasury Bills, bank certificates of deposit, commercial paper, commercial paper master notes and repurchase agreements.

  The risks associated with the Contrarian Value Fund's investment style, over and above a general market decline, include: the company's anticipated restructuring events do not materialize; the underlying private market value deteriorates; or key senior management departs. In addition, a period of severe economic or financial distress could cause a temporary decline in shareholder value-enhancing strategies such as asset sales, debt reduction, spin-offs and share buybacks. These actions are integral to the success of the Contrarian
Value Fund's investment process. Since out-of-favor stocks of ten are not widely followed, there is also the risk that improving fundamentals may not be recognized as quickly as would be the case with more widely followed stocks and that the market for out-of-favor stocks may be more volatile than the market for stocks where there is greater trading volume. In taking a contrarian position there is always the risk that the negative opinion of the majority is correct.
Therefore, there can be no assurance that the Contrarian Value Fund will achieve its investment objective. See "Investment Practices and Risks."

  At times the Contrarian Value Fund's investment adviser or portfolio manager may purchase put and call options on equity securities owned by the Contrarian
Value Fund in an effort to reduce risk. Not more than 5% of the Contrarian Value
Fund's net assets will be invested in put and call options and the premium received by the Contrarian Value Fund with respect to unexpired call options written by the Contrarian Value Fund will not exceed 5% of the Fund's net assets. Such investments will be effected during periods of anticipated market weakness and will not result in leveraging the Contrarian Value Fund. A description of the foregoing securities and the risks associated therewith is included in the Statement of Additional Information.

                         INVESTMENT PRACTICES AND RISKS

  In addition to the investment policies described above (and subject to certain restrictions described below) each of the Funds may invest in the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Statement of Additional Information.

EQUITY SECURITIES GENERALLY

  The market prices of individual stocks, and of stocks in general, are frequently subject to significant volatility. Investors should be aware that since the major portion of each Fund's portfolio will normally be invested in common stocks, such Fund's net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities.
Each Fund is intended for investors who can accept the risks involved in investments in equity and equity-related securities. An investment in shares of any of the Funds does not constitute a complete investment program. Investors may wish to complement an investment in the Funds with other types of investments.

SMALL CAPITALIZATION COMPANIES

  Each Fund may invest a substantial portion of its assets in small capitalization companies. While small capitalization companies can provide greater growth potential than larger, more mature companies, investing in the securities of such companies also involves greater risk and potential price volatility. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies, as well as start-up companies, may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the U.S. over-the-counter market typically are larger than the spreads for more actively traded securities. As a result, a Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Small capitalization companies tend to have less potential for current dividend income than investments in larger, more mature companies. Not more than 5% of the Total Return Fund's assets and 10% of each of the Growth
Fund's, Regional Small Cap Fund's and Contrarian Value Fund's assets may be invested in unseasoned companies defined as companies which have a record of less than three years of continuous operation, including the operation of a predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

FOREIGN SECURITIES

  The Total Return Fund may invest up to 25% and the Growth Fund and the Contrarian Value Fund up to 20% of their respective assets in foreign securities. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards.
Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for a Fund's shareholders. Each Fund will limit such investments to securities of foreign issuers domiciled in Australia and the non-communist nations of Western Europe, North America and Eastern Asia. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.
Foreign securities include sponsored and unsponsored American Depository
Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.
Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored
ADRs may be more volatile.

WARRANTS AND RIGHTS

  Each Fund may invest up to 5% of its net assets in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund's investment adviser or portfolio manager for inclusion in that Fund's portfolio. Additionally, the Total Return Fund will purchase warrants or rights only if they are sold as a unit with another equity or debt security. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

CONVERTIBLE SECURITIES

  Each of the Funds will limit its investments in convertible securities to those for which such Fund's investment adviser or portfolio manager believes (a) the underlying common stock is a suitable investment for the Fund using the criteria described above and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield. None of the Funds will invest more than 5% of its net assets at the time of investment in convertible securities rated less than investment grade. Securities rated BBB by Standard & Poor's Corporation ("Standard & Poor's") or Baa by Moody's Investors
Service, Inc. ("Moody's"), although investment grade, do exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. Investments in less than investment grade securities entail relatively greater risk of loss of income or principal than investments in investment grade securities.

DEBT SECURITIES

  Each of the Funds may invest in interest-bearing debt securities. In particular, to achieve its investment objective, the Total Return Fund may at times emphasize the generation of interest income by investing in interest-bearing debt securities, both short and intermediate to long-term. Investment in intermediate to long-term debt securities may also be made with a view to realizing capital appreciation when a Fund's investment adviser or portfolio manager believes that interest rates on such investments may decline, thereby increasing their market value. Debt securities having maturities from three to ten years are considered to be intermediate-term, and debt securities having maturities in excess of ten years are considered to be long-term. Each of the Funds may also purchase "deep discount bonds," i.e., bonds which are selling at a substantial discount from their face amount, with a view to realizing capital appreciation. The Funds will invest only in those publicly distributed nonconvertible debt securities which have been assigned one of the highest three ratings of either Standard & Poor's or Moody's. The values of the interest-bearing debt securities held by a Fund are subject to price fluctuations resulting from various factors, including rising or declining interest rates
("market risks") and the ability of the issuers of such investments to make scheduled interest and principal payments ("financial risks"). For example, interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The investment adviser and portfolio managers for the Funds attempt to minimize these risks when selecting investments by taking into account interest rates, terms and marketability of obligations, as well as the capitalization, earnings, liquidity and other indicators of the issuer's financial condition. The Funds' investment in securities of, or guaranteed by, the United States government, its agencies or instrumentalities may be supported by the full faith and credit of the United
States, supported by the right of the agency to borrow from the U.S. Treasury or supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing
Administration, Farmers Home Administration, Export-Import Bank of the United
States, Small Business Administration and Government National Mortgage
Association. Examples of agencies or instrumentalities whose securities are supported by the right of the agency to borrow from the U.S. Treasury include, but are not limited to, the Federal Home Loan Bank, Federal Intermediate Credit
Banks and Tennessee Valley Authority. There is no assurance that these commitments will be undertaken in full. No assurances can be given that the U.S.
government will provide financial support to obligations issued or guaranteed by agencies or instrumentalities that are not backed by the full faith and credit of the United States, since it is not obligated to do so by law.

PREFERRED STOCKS

  Each of the Funds may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.
Preferred stock also may be subject to optional or mandatory redemption provisions.

MONEY MARKET INSTRUMENTS

  Each of the Funds has reserved the freedom to invest any portion of its assets for temporary defensive purposes in conservative fixed-income securities such as United States Treasury Bills, certificates of deposit of U.S. banks
(provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) with a value in excess of $100,000,000 at the date of investment), commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-1 by Standard &
Poor's, money market mutual funds and repurchase agreements. Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Funds will not enter into repurchase agreements with entities other than banks or invest over 5% of their respective net assets in repurchase agreements.

PORTFOLIO TURNOVER

  Each of the Funds typically will purchase common stocks for long-term capital appreciation, but may on occasion place emphasis on short-term trading profits.
As a consequence, each of the Funds expects usually to have an annual portfolio turnover rate ranging from 30% to 80%. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by such Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. High turnover in any year will result in the payment by a Fund from capital of above-average amounts of brokerage commissions and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

  Each of the Funds may purchase securities on a when-issued or delay-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such segregation is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage.
A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

GENERAL CONSIDERATIONS

  Under certain circumstances each of the Funds may (a) temporarily borrow money from banks for emergency or extraordinary purposes, provided that such borrowings not exceed 5% of the value of such Fund's net assets, (b) pledge up to 10% of its net assets to secure borrowings and (c) purchase securities of other investment companies. None of the Funds may invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. The Contrarian Value Fund may invest up to 5% of its net assets in restricted securities. The Funds' Statement of Additional Information includes a more complete discussion of the circumstances in which each of the Funds may engage in these activities, as well as certain other investment restrictions applicable to the Funds. Except for the foregoing investment restrictions and the Funds' policies with respect to investments in warrants, repurchase agreements and securities of unseasoned companies, the investment objective and other policies of each Fund described under "Investment Objectives and Policies" are not fundamental policies and may be changed without shareholder approval. A change in a particular Fund's investment objective may result in such Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in such Fund.

                            MANAGEMENT OF THE FUNDS

  As a Wisconsin corporation, the business and affairs of the Funds are managed by its Board of Directors. The investment activities of the Funds are managed through a multi-manager structure. Each of the Funds has entered into an investment advisory agreement (the "Management Agreements") with Resource
Capital Advisers, Inc. (the "Adviser"), 900 Second Avenue South, 300
International Centre, Minneapolis, Minnesota 55402, pursuant to which the
Adviser will provide consulting, investment and administrative services to the Funds. The specific security investments for each Fund will be made by one or more portfolio managers (sub-advisers) selected for the Funds by the Adviser.

  The Management Agreements provide that the Adviser, subject to the management and direction of the Corporation's Board of Directors and officers, will evaluate, select and monitor the various portfolio managers for each Fund. The
Adviser and the Funds will enter into separate subadvisory contracts with the portfolio managers (the "Sub-Advisory Agreements").

  The Adviser is the investment adviser to individuals and institutional clients (including investment companies). The Adviser was organized in 1984 and is a wholly-owned subsidiary of Resource Trust Company, a Minnesota state bank.
Resource Trust Company is a wholly-owned subsidiary of Resource Companies, Inc.

  The Adviser was also the investment adviser to the Total Return Fund prior to December 17, 1987. On such date the investment advisory agreement with the Adviser was terminated and the Total Return Fund entered into a substantially identical investment advisory agreement with Fiduciary Management, Inc. On
December 31, 1994 the investment advisory agreement with Fiduciary Management, Inc. was terminated and the Total Return Fund entered into a substantially identical investment advisory agreement with the Adviser. On June 30, 1995, the investment advisory agreement with the Adviser was terminated and replaced with the current Management Agreement.

THE ADVISER

  The Adviser: (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the money managers and custodian; (iii) develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results; and (iv) is authorized to select, or hire money managers to select, individual portfolio securities held by the Funds. The
Adviser bears the expenses it incurs in providing these services as well as the costs of preparing and distributing explanatory materials concerning the Funds.

  The Adviser also provides asset management consulting services including objective-setting and asset-allocation input, and money manager research and evaluation assistance.

  For the foregoing, the Adviser receives from the Total Return Fund a monthly fee of 1/12 of 1% (1% per annum) on the first $30,000,000 of the daily net assets of such Fund and 1/12 of .75% (.75% per annum) on the daily net assets of such Fund over $30,000,000; and from each of the Growth Fund, Regional Small Cap
Fund and Contrarian Value Fund a monthly fee of 1/12 of 1% (1% per annum) of the daily net assets of such Fund. The Adviser is responsible for the payment of all fees to the portfolio managers. The advisory fees paid by the Growth Fund, the Total Return Fund and the Regional Small Cap Fund in the fiscal year ended June
30, 1997 were equal to 1.00%, 1.00% and 1.00% (annualized), respectively, of such Funds' average net assets.

THE PORTFOLIO MANAGERS

  The assets of each Fund are allocated currently among the portfolio managers listed below. The allocation of a Fund's assets among portfolio managers may be changed at any time by the Adviser. Portfolio managers may be employed or their services may be terminated at any time by the Adviser, subject to approval by the Corporation's Board of Directors. The employment of a new portfolio manager for a Fund currently requires the prior approval of the shareholders of that Fund. The Corporation, however, may request an order of the Securities and Exchange Commission exempting the Funds from the requirement for shareholder approval of new portfolio managers. If an order is granted, the Corporation will notify shareholders of the Fund concerned promptly when a new portfolio manager begins providing services. There can be no assurance, however, that the Corporation may request such an order or that such an order will be granted with respect to the Funds.

  The Adviser pays the fees of each portfolio manager. Each portfolio manager is paid an annual fee expressed as a percentage of Fund assets under management; there are no performance or incentive fees. Some portfolio managers may execute portfolio transactions for the Funds through broker-dealer affiliates and receive brokerage commissions for doing so.

  Portfolio managers are selected for the Funds based primarily upon the research and recommendations of the Adviser, which evaluates quantitatively and qualitatively the manager's skills and results in managing assets for specific asset classes, investment styles and strategies. The Adviser evaluates the risks and returns of the portfolio managers' investment style over an entire market cycle. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a portfolio manager.

  Each portfolio manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund within such Fund's investment objectives, restrictions and policies, and the more specific strategies developed by the Adviser. Although the portfolio managers' activities are subject to general oversight by the Board of Directors and officers of the Corporation, none of the Board, the officers or the Adviser evaluate the investment merits of the portfolio manager's individual securities selections.

  As of the date of this Prospectus, the portfolio manager of the Growth Fund is Winslow Capital Management, Inc. ("WCM"), 4720 IDS Tower, 80 South Eighth
Street, Minneapolis, Minnesota 55402. WCM was organized as a Minnesota
Corporation in 1992 and is a registered investment adviser controlled by Clark
J. Winslow, Richard E. Pyle and Gail M. Knappenberger. All investment decisions are made by a team of investment professionals, any of whom may make recommendations subject to final approval of Mr. Winslow or another senior member of WCM's management team to whom he may delegate that authority. As such, Mr. Winslow is primarily responsible for the day-to-day management of the Growth
Fund's portfolio and has been so since July 1, 1995. Mr. Winslow has served as President, Chief Executive Officer, director and portfolio manager of WCM since
1992. Prior to such time, he was senior vice president and portfolio manager at Alliance Capital Management from 1987 to 1992 and portfolio manager at John W.
Bristol & Co. from 1980 to 1987. WCM currently serves and has served since
October, 1992 as sub-adviser to another mutual fund, Advantus Capital
Appreciation Fund (formerly MIMLIC Capital Appreciation Fund). WCM also manages equity portfolios for large pension and profit-sharing plans, foundations, endowments and other private accounts. As of August 31, 1997, WCM managed approximately $1.3 billion in assets. For its services to the Growth Fund, WCM receives from the Adviser (not the Growth Fund) a monthly fee of 1/12 of 0.60%
(0.60% per annum) of the daily net assets of such Fund.

  As of the date of this Prospectus, the portfolio manager of the Total Return
Fund is Palm Beach Investment Advisers, Inc. ("PBIA"), 249 Royal Palm Way, Suite
400, Palm Beach, Florida 33480. PBIA was incorporated as a Florida corporation in 1990 and is a registered investment adviser. PBIA is controlled by the Adviser. Thomas M. Keresey, the Chairman and Chief Investment Officer of PBIA, and Patrice J. Neverett, Senior Vice President and Portfolio Manager of PBIA, are primarily responsible for the day-to-day management of the Total Return
Fund's portfolio and have been so since July 1, 1995. Mr. Keresey and Ms.
Neverett have been employed by PBIA in various capacities since PBIA was founded in August 1990. PBIA manages equity and fixed income portfolios for individual and institutional clients, including pension and profit-sharing plans, foundations and endowments. As of August 31, 1997, PBIA managed approximately
$287 million in assets. For its services to the Total Return Fund, PBIA receives from the Adviser (not the Total Return Fund) a monthly fee of 1/12 of 0.40%
(0.40% per annum) on the first $30,000,000 of such Fund's daily net assets and 1/12 of 0.30% (0.30% per annum) on the daily net assets of such Fund in excess of $30,000,000.


  As of the date of this Prospectus, the portfolio manager of the Regional
Small Cap Fund is Woodland Partners LLC ("WP"), 60 South Sixth Street, Suite
3750, Minneapolis, Minnesota 55402. WP was organized as a Minnesota limited liability company in 1996 and is a registered investment adviser owned in equal parts by Richard W. Jensen, Elizabeth M. Lilly and Richard J. Rinkoff. Ms. Lilly and Mr. Rinkoff are responsible for the day-to-day management of the Regional
Small Cap Fund's portfolio. As of August 31, 1997, WP managed approximately $350 million in assets. For its services to the Regional Small Cap Fund, WP receives from the Adviser (not the Regional Small Cap Fund) a monthly fee of 1/12 of 0.60% (0.60% per annum) of the daily net assets of such Fund. Prior to founding
WP on June 1, 1996, Mr. Jensen, Ms. Lilly and Mr. Rinkoff were employed at First
Asset Management, a division of First Bank National Association - Mr. Jensen since 1967, Ms. Lilly since 1992 and Mr. Rinkoff since 1977. While at First
Asset Management, Ms. Lilly and Mr. Rinkoff served as portfolio managers for the Regional Equity Fund, a series of First American Investment Funds, Inc., and for various other similarly managed private accounts.

  As of the date of this Prospectus, the portfolio manager of the Contrarian
Value Fund is Sasco Capital, Inc. ("Sasco"), 10 Sasco Hill Road, Fairfield,
Connecticut 06430. Sasco was organized as a Connecticut corporation in 1985, and is a registered investment adviser independently owned and managed by its founders Ms. Hoda Bibi, Mr. Bruce Bottomley, Mr. Lee Garcia and Mr. Daniel
Leary. Messrs. Bottomley, Garcia and Leary are responsible for the day-to-day management of the Contrarian Value Fund and have been Managing Directors and Portfolio Managers of Sasco since its inception. Ms. Bibi currently serves as President and Managing Director of Sasco and has been an officer of Sasco since its inception. As of August 31, 1997, Sasco managed approximately $2.3 billion in various accounts including corporate pension funds, state retirement plans, endowments and foundations. For its service to the Contrarian Value Fund, Sasco receives from the Adviser (not the Contrarian Value Fund) a monthly fee of 1/12 of .60% (0.60% per annum) of the daily net assets of such Fund.

   Historical Performance of Investment Advisory Accounts Managed by Sasco


  Set forth below is composite historical performance data relating to the Sasco Accounts (hereinafter defined), measured against relevant broad-based market indices. The Sasco Accounts include all portfolios managed by Sasco with objectives, strategies and techniques substantially similar to those employed by the Contrarian Value Fund. All performance data presented is historical and investors should not consider this performance data as an indication of the future performance of the Contrarian Value Fund or the results an individual investor might achieve by investing in the Contrarian Value Fund. Investors should not rely on the historical performance when making an investment decision. All returns quoted are dollar-weighted total rates of return and include the reinvestment of dividends and interest. Performance figures are net of investment advisory fees and expenses. The fees and expenses of the Sasco
Accounts were less than the estimated annual expenses for the Contrarian Value
Fund. The performance of the Sasco Accounts would have been lower had the Sasco
Accounts incurred higher fees and expenses. The Sasco Accounts were not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

  All information presented is based on data supplied by Sasco or from statistical services, reports or other sources believed by Sasco to be reliable.
However, such information has not been verified by any third party and is unaudited.

                     COMPOUNDED ANNUAL RATES OF RETURN (1)<F25>
                    (For the Period Ended September 30, 1997)

                                10 Years 5 Years  3 Years   1 Year
                                --------  ------   ------   ------
   Sasco Accounts Composite       14.0%    23.5%    29.4%    31.2%
   S&P 500 Index(2)<F26>          14.8     20.8     29.9     40.4
   Russell Midcap Index (3)<F27>  14.6     20.4     25.8     35.1

(1)<F25>All returns quoted are dollar-weighted total rates of return and include the reinvestment of dividends and interest. Performance figures are net of investment advisory fees and expenses. Total annual rate of return is the change in redemption value of units purchased with an initial $1,000 investment, assuming the reinvestment of dividends. Compounded annual rate of return represents the level annual rate which if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.

(2)<F26>The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's
Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

(3)<F27>The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index is widely regarded to accurately capture the medium-sized universe of securities and represents approximately 34% of the Russell 1000 market capitalization. The
Russell Midcap Index and the Russell 1000 Index are trademarks/service marks of the Frank Russell Company.

  Past performance may not be indicative of future rates of return. Investors should also be aware that other performance calculation methods may produce different results, and that comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

THE ADMINISTRATOR

  Each of the Funds also has entered into an administration agreement
(collectively, the "Administration Agreements") with Fiduciary Management, Inc.
(the "Administrator"), 225 East Mason Street, Milwaukee, Wisconsin 53202. Under the Administration Agreements the Administrator prepares and maintains the books, accounts and other documents required by the Act, calculates each Fund's net asset value, responds to shareholder inquiries, prepares each Fund's financial statements and excise tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of the Funds' operations. The Administrator at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements.
For the foregoing, the Administrator receives from each of the Funds a monthly fee of 1/12 of 0.2% (0.2% per annum) on the first $25,000,000 of the daily net assets of such Fund, 1/12 of 0.1% (0.1% per annum) on the next $20,000,000 of the daily net assets of such Fund and 1/12 of 0.05% (0.05% per annum) of the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of $20,000. The administration fee paid by the Growth Fund, the Total Return
Fund and the Regional Small Cap Fund in the fiscal year ended June 30, 1997 to the Administrator were equal to 0.17%, 0.20% and 0.20% (annualized), respectively, of such Funds' average net assets. The Administrator separately charges the Funds for blue sky filings.

  The Funds pay all of their own expenses not assumed by the Adviser or the Administrator including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

                               DISTRIBUTION PLAN

  Each of the Funds has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each
Fund may incur certain costs which may not exceed a maximum amount equal to 1/12 of 1% (1% per annum) of such Fund's average daily net assets. However, each of the Funds presently intends not to pay any 12b-1 fees during the fiscal year ending June 30, 1998. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by a Fund may be spent by such Fund on any activities or expenses primarily intended to result in the sale of shares of such Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.
Distribution expenses will be authorized by the officers of the Corporation as the Funds do not employ a distributor. To the extent any activity financed by the Plan is one which a Fund may finance without a 12b-1 plan, such Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

                        DETERMINATION OF NET ASSET VALUE

  The per share net asset value of each Fund is determined by dividing the total value of such Fund's net assets (meaning its assets less its liabilities excluding capital and surplus) by the total number of its shares outstanding at that time. Each Fund's net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of such Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or shares tendered for redemption after that time will be valued as of the close of the next trading day.

  Securities traded on any national stock exchange or quoted on the Nasdaq
National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sales on that date, the most recent bid price. Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Corporation's Board of Directors. Odd lot differentials and brokerage commissions will be excluded in calculating values.

                               PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Corporation. A share purchase application form is included in the center of this Prospectus. The price per share of each Fund is the next determined per share net asset value after receipt of an application. Additional purchase applications may be obtained from the Corporation. Purchase applications should be mailed directly to: Eastcliff Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee,
Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Funds. Therefore, deposit in the mail or with such services of purchase applications does not constitute receipt by Firstar
Trust Company or the Fund. Do not mail letters by overnight courier to the Post
Office Box address. To purchase shares by overnight or express mail, please use the following street address: Eastcliff Funds, c/o Firstar Trust Company, Third
Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All applications must be accompanied by payment in the form of a check made payable to the full name of the Fund whose shares are being purchased, or by direct wire transfer as described below. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Trust Company will charge a $20 fee against a shareholder's account for any payment check returned to the custodian. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY
ANY FUND AS A RESULT. When a purchase is made by check (other than a cashiers or certified check), the Corporation may delay the mailing of a redemption check until it is satisfied that the check has cleared. (It will normally take up to 3 days to clear local personal or corporate checks and up to 7 days to clear other personal and corporate checks.) To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers. Funds should be wired to: Firstar Bank Milwaukee, NA, 777 East Wisconsin Avenue, Milwaukee,
Wisconsin, ABA #075000022, Firstar Trust Company, Account #112952137, for further credit to: "full name of appropriate Fund," "name of shareholder and existing account number" if any. The establishment of a new account by wire transfer should be preceded by a phone call to Firstar Trust Company, 1-800-595-
5519, to provide information for the setting up of the account. A follow up application should be sent for all new accounts opened by wire transfer.
Securities dealers and financial institutions who notify a Fund prior to the close of any business day that they intend to wire federal funds to purchase shares of such Fund on the next business day (prior to 10:00 a.m. Central time) will be deemed to have purchased shares at the time of notification. Funds should not be wired on the same day of notification. When a purchase of shares of a Fund is made by direct wire transfer by investors other than securities dealers and financial institutions, the purchase will become effective upon receipt by Firstar Bank Milwaukee, N.A. Wire transmissions may be subject to delays of several hours, in which event the effectiveness of the purchase will be delayed. Shares cannot be purchased by direct wire transfer on any day that the New York Stock Exchange is not open for trading. Applications are subject to acceptance by the Corporation, and are not binding until so accepted. The
Corporation does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or in part. The Board of Directors of the Corporation has established $1,000 as the minimum initial purchase for each Fund and $100 as the minimum for any subsequent purchase (except through dividend reinvestment), which minimum amounts are subject to change at any time.
Shareholders of the Funds will be advised at least thirty days in advance of any increases in such minimum amounts. Stock certificates for shares so purchased are not issued unless requested in writing. There are no sales loads on purchases of shares of the Funds nor redemption charges on redemptions of such shares. Purchase payments are fully invested at net asset value, of the applicable Fund.

  Investors may purchase Shares of the Funds through programs of services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the Funds. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the Funds. Certain services of the Funds may not be available or may be modified in connection with the programs provided by Processing
Intermediaries. The Funds may only accept requests to purchase additional shares into an account in which the Processing Intermediary is the shareholder of record from the Processing Intermediary.

  The Funds may authorize one or more Processing Intermediaries (and other
Processing Intermediaries properly designated thereby) to accept purchase orders on the Funds' behalf. In such event, a Fund will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order, and the order will be priced at the Fund's net asset value next computed after it is accepted by the Processing Intermediary.

  Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and is not remitted to the Funds or the Adviser. Additionally, the Adviser and/or the Funds may pay fees to Processing Intermediaries to compensate them for the services they provide. Program materials provided by the Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner. Shares of the Funds may be purchased through Processing Intermediaries without regard to a Fund's minimum purchase requirement.

                              REDEMPTION OF SHARES

  A shareholder may require the Corporation to redeem his shares of any Fund in whole or part at any time during normal business hours. Unless the telephone redemption privilege is requested as described below, redemption requests must be made in writing and directed to: Eastcliff Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service or other independent delivery services are not agents of the Funds. Therefore, deposit in the mail or with such services of redemption requests does not constitute receipt by Firstar Trust Company or the Funds. DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company, Third Floor, 615 East Michigan
Street, Milwaukee, Wisconsin 53202. If a written redemption request is inadvertently sent to the Corporation, it will be forwarded to Firstar Trust
Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company. Requests for redemption by telegram and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.

  Redemption requests should specify the name of the appropriate Fund, the number of shares or dollar amount to be redeemed, shareholder's name, account number, and the additional requirements listed below that apply to the particular account.

     TYPE OF REGISTRATION               REQUIREMENTS
     ---------------------              -------------
     Individual, Joint Tenants          Redemption request signed by all
     Sole Proprietor, Custodial         person(s) required to sign for
     (Uniform Gift to Minors Act),      the account, exactly as it
     General Partners                   is registered.

     Corporations, Associations         Redemption request and a corporate
                                        resolution, signed by person(s) required
                                        to sign for the account, accompanied by
                                        signature guarantee(s).

     Trusts                             Redemption request signed by the
                                        trustee(s) with a signature guarantee.
                                        (If the trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required.)

  Redemption requests from shareholders in an Individual Retirement Account must include instructions regarding federal income tax withholding. Unless otherwise indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. If a shareholder is not included in any of the above registration categories (e.g., executors, administrators, conservators or guardians), the shareholder should call the transfer agent, Firstar Trust Company (1-800-595-5519), for further instructions.

  Signatures need not be guaranteed unless the proceeds of redemption are requested to be sent by wire transfer, to a person other than the registered holder or holders of the shares to be redeemed, or to be mailed to other than the address of record, in which cases each signature on the redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. If certificates have been issued for any of the shares to be redeemed, the certificates, properly endorsed or accompanied by a properly executed stock power, must accompany the request for redemption. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of all required documentation by Firstar Trust Company in its capacity as transfer agent, have been satisfied.

  The redemption price for each Fund is the net asset value for such Fund next determined after receipt by Firstar Trust Company in its capacity as transfer agent of the request in proper form with all required documentation. The amount received will depend on the market value of the investments in the appropriate
Fund's portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. Proceeds for shares redeemed will be mailed, wired or forwarded via Electronic Funds Transfer ("EFT") to the holder no later than the seventh day after receipt of the redemption request in proper form and all required documentation except as indicated in "Purchase of Shares" for certain redemptions of shares purchased by check. Firstar Trust
Company currently charges a $12.00 fee for each payment made by wire or redemption proceeds, which will be deducted from the shareholder's account.
Transfers via EFT generally will take up to 3 business days to reach the shareholder's bank account.

  If a shareholder instructs Firstar Trust Company in writing, redemption requests may be made by telephone by calling only Firstar Trust Company, not the Corporation, the Adviser or any portfolio manager, at (800) 595-5519 or (414)
765-4124, provided the redemption proceeds are to be mailed, wired or sent via
EFT to the shareholder's address or bank of record as shown on the records of the transfer agent. Proceeds redeemed by telephone will be mailed, wired or sent via EFT to an address or account other than that shown on the records of the transfer agent only if such has been prearranged by a written request sent via mail or facsimile copy to Firstar Trust Company. Such a request must be signed by the shareholder with signatures guaranteed as described above. Additional documentation may be requested from those who hold shares in a fiduciary or representative capacity or who are not natural persons. The Funds reserve the right to refuse a telephone redemption request if it is believed advisable to do so. Redemption by telephone is not available for IRA accounts or if share certificates have been issued for the account. Procedures for telephone redemptions may be modified or terminated at any time by the Corporation or Firstar Trust Company. Neither the Corporation, the Funds nor Firstar Trust
Company will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. In the event a shareholder cannot contact Firstar Trust Company by telephone, he or she should make a redemption request in writing in the manner set forth above.

  Shares of the Funds purchased through programs of services offered or administered by Processing Intermediaries that have entered into agreements with a Fund may be required to be redeemed through such programs. Such Processing
Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who redeem shares directly through the Funds. The Funds may only accept redemption requests from an account in which the Processing Intermediary is the shareholder of record from the Processing Intermediary. The Funds may authorize one or more Processing Intermediaries (and other Processing
Intermediaries properly designated thereby) to accept redemption requests on the Funds' behalf. In such event, a Fund will be deemed to have received a redemption request when the Processing Intermediary accepts the customer request, and the redemption price will be the Fund's net asset value next computed after the customer redemption request is accepted by the Processing
Intermediary.

  The right to redeem shares of any Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) an emergency, as defined by rules and regulations of the Securities and Exchange
Commission, exists as a result of which it is not reasonably practicable for the Corporation to dispose of such Fund's securities or fairly to determine the value of its net assets.

  The Corporation reserves the right to redeem the shares held in any account:
(i) in connection with the termination of a particular Fund; (ii) if the value of the shares in an account falls below $500 or such other amount as the Board of Directors may establish, provided the Corporation gives the shareholder 60 days prior written notice; (iii) to reimburse the appropriate Fund for any loss it has sustained by failure of the shareholder to make full payment for his shares; (iv) to collect any charge relating to a transaction effected for the benefit of a shareholder; or (v) if it would otherwise be appropriate to carry out the Corporation's responsibilities under the Investment Company Act of 1940.
The involuntary redemption procedures are designed to facilitate reimbursement of the Funds for any losses they sustain as a result of any failures by shareholders to pay for their shares or required fees in connection with transactions involving their shares and to relieve the Funds of the cost of maintaining uneconomical accounts. Involuntary redemptions of small accounts, however, would not be made because the value of shares in an account falls below the minimum amount solely because of a decline in a particular Fund's net asset value. Any involuntary redemptions would be made at net asset value.

                               EXCHANGE PRIVILEGE

  The Corporation generally permits shareholders to exchange shares of one of the Eastcliff Funds for shares of another Eastcliff Fund. A written request to exchange shares of one Eastcliff Fund for shares of another may be made at no cost to the shareholder. The shareholder must give the account name, account number and the amount or number of shares of a particular Fund to be exchanged.
The registration of the account from which the exchange is being made and the account to which the exchange is being made must be identical. Signatures required are the same as explained under "Redemption of Shares."

  There is currently no limitation on the number of exchanges a shareholder may make. However, shares subject to an exchange must have a current value of at lease $1,000. Furthermore in establishing a new account in another Eastcliff
Fund through this privilege, the exchanged shares must have a value at least equal to the minimum investment required by the Fund into which the exchange is being made. A completed purchase application also must be sent to Eastcliff
Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, immediately after establishing a new account through this privilege.

  The exchange privilege is available only in states where the exchange may be legally made. Exchange requests may be subject to other limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage a particular Fund or its shareholders.
Shareholders will be notified at least 60 days in advance of any changes in such limitations and may obtain the terms of any such limitation by writing to Eastcliff Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin
53201-0701. No exchange fee is currently imposed by the Corporation on exchanges; however, the Corporation reserves the right to impose an administrative fee in the future.

  An exchange involves a redemption of all or a portion of the shares in one
Fund and the investment of the redemption proceeds in shares of the other Fund and is subject to any applicable adjustments in connection with such redemption and investment. The redemption will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received as described above. The shares of the Fund to be acquired will be purchased
(subject to any applicable adjustment) at the per share net asset value of those shares next determined coincident with the time of redemption. Both the redemption and the investment of the redemption proceeds will take place as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York
Stock Exchange on each day the New York Stock Exchange is open for trading.

  Investors may find the exchange privilege useful if their investment objectives should change after they invest in the Eastcliff Funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange.

                             DIVIDEND REINVESTMENT

  Shareholders of any Fund may elect to have all income dividends and capital gains distributions reinvested in such Fund or paid in cash, or elect to have income dividends reinvested in such Fund and capital gains distributions paid in cash or capital gains distributions reinvested in such Fund and income dividends paid in cash. Shareholders having dividends and/or capital gains distributions paid in cash may choose to have such amounts mailed or sent via EFT. Transfers via EFT generally take up to 3 business days to reach the shareholder's bank account. See the share purchase application form included in the center of this Prospectus for further information. If the shareholder does not specify an election, all income dividends and capital gains distributions automatically will be reinvested in full and fractional shares of the appropriate Fund calculated to the nearest 1,000th of a share. Shares of a particular Fund are purchased at the net asset value of such Fund in effect on the business day after the dividend record date and are credited to the shareholder's account on the dividend payment date. As in the case of normal purchases, stock certificates are not issued unless requested. Shareholders will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares of a Fund registered in the same name, including those previously purchased.

  A shareholder may change an election at any time by notifying the appropriate
Fund in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Corporation may modify or terminate its dividend reinvestment program at any time on thirty days' notice to participants.

                           AUTOMATIC INVESTMENT PLAN

  Shareholders wishing to invest fixed dollar amounts in a particular Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from his checking, NOW or savings account by completing the Automatic Investment Plan application included as part of the share purchase application located in the center of this Prospectus. Additional application forms may be obtained by calling the Corporation's office at (612) 336-1444. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

  The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                           SYSTEMATIC WITHDRAWAL PLAN

  The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of any Fund worth at least
$10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. To participate in the Systematic
Withdrawal Plan, a shareholder deposits his shares of a particular Fund with the Corporation and appoints it as his agent to effect redemptions of shares of such Fund held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The
Systematic Withdrawal Plan does not apply to shares of either Fund held in Individual Retirement Accounts or defined contribution retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application located in the center of this Prospectus.
Additional application forms may be obtained by calling the Corporation's office at (612) 336-1444.

  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares of a particular Fund in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. See the share purchase application located in the center of this Prospectus for further information. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of such Fund, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares of such Fund in his account at any time.

  Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable
Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company.

                                RETIREMENT PLANS

INDIVIDUAL RETIREMENT ACCOUNTS

  Individual shareholders may establish their own tax-sheltered Individual
Retirement Accounts ("IRA"). Each of the Funds currently offers a Traditional
IRA and, effective January 1, 1998, each Fund will offer three types of IRAs, including the Traditional IRA, that can be adopted by executing the appropriate
Internal Revenue Service ("IRS") Form.

  Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions.
Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

  Roth IRA. In a Roth IRA (sometimes known as American Dream IRA), amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA.
Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

  For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

  Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

  Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

SIMPLIFIED EMPLOYEE PENSION PLAN

  A Traditional IRA may also be used in conjunction with a Simplified Employee
Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form
5305-SEP together with a Traditional IRA established for each eligible employee.
Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $160,000 per year). The $160,000 compensation limit applies for 1998 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer
(including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

  An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit applies for 1997 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing
Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) CUSTODIAL ACCOUNT

  A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue
Code as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of any Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

DEFINED CONTRIBUTION RETIREMENT PLAN (401(k))


  A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The limit on employee salary reduction contributions is $10,000 annually (as adjusted for cost-of-living increases) although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. The Corporation has received an opinion letter from the IRS holding that the form of the prototype defined contribution retirement plan is acceptable under Section 401 of the Code. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $30,000 or 25% of compensation (earned income).
Compensation in excess of $160,000 (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer depends upon whether the employer adopts both the profit sharing and money purchase components of the plan, or only one component.


RETIREMENT PLAN FEES

  Firstar Trust Company, Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. Firstar invests all cash contributions, dividends and capital gains distributions in shares of the appropriate Fund. For such services, the following fees are charged against the accounts of participants;
$12.50 annual maintenance fee per participant account; $15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. Firstar
Trust Company's fee schedule may be changed upon written notice.

  Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives.
Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each of the Funds will endeavor to qualify as a "regulated investment company" under Subchapter M of the Code. Each Fund is taxed as a separate entity under Subchapter M and qualifies on a separate basis. Pursuant to the qualification requirements of Subchapter M, each Fund intends to distribute substantially all of its net investment income to its shareholders annually.

  Each of the Funds also intends to distribute substantially all of its net capital gains less available capital loss carryovers annually and other income to reduce or avoid federal income and excise taxes. For federal income tax purposes, distributions by a Fund, whether invested in additional shares of Common Stock or received in cash, will be taxable to such Fund's shareholders unless exempt from federal taxation. Shareholders will be notified annually as to the federal tax status of dividends and distributions.

  Distributions and redemptions may also be taxed under state and local tax laws. Investors are advised to consult their tax adviser concerning the application of state and local taxes.

                             BROKERAGE TRANSACTIONS

  The Management Agreements and Sub-Advisory Agreements authorize the Adviser,
WCM (with respect to the Growth Fund only), PBIA (with respect to the Total
Return Fund only), WP (with respect to the Regional Small Cap Fund only) and
Sasco (with respect to the Contrarian Value Fund only) to select the brokers or dealers that will execute the purchases and sales of the Funds' portfolio securities. In placing purchase and sale orders for the Funds, it is the policy of the Adviser and the portfolio managers to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

  The Management Agreements and Sub-Advisory Agreements permit the Adviser, WCM
(with respect to the Growth Fund only), PBIA (with respect to the Total Return
Fund only), WP (with respect to the Regional Small Cap Fund only) and Sasco
(with respect to the Contrarian Value Fund only) to cause the applicable Fund to pay a broker which provides brokerage and research services to the Adviser, WCM, PBIA, WP or Sasco a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser, WCM, PBIA, WP or Sasco as the case may be, believes this to be in the best interests of such Fund. Although the Funds do not intend to market their shares through intermediary broker-dealers, the Funds may place portfolio orders with broker-dealers who recommend the purchase of their shares to clients if the Adviser, WCM, PBIA, WP or Sasco believes the commissions and transaction quality are comparable to that available from other brokers and allocate portfolio brokerage on that basis.

                               CAPITAL STRUCTURE

  The Corporation's authorized capital consists of 10,000,000,000 shares of Common Stock, of which 300,000,000 are allocated to the Growth Fund, 300,000,000 are allocated to the Total Return Fund, 300,000,000 are allocated to the Regional Small Cap Fund and 300,000,000 are allocated to the Contrarian Value
Fund. Each share outstanding entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Wisconsin law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement). By virtue of its stock ownership Resource Trust Company controls each of the Funds and the Corporation and First Trust National Association is deemed to control the Regional Small Cap
Fund.

  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in their discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of eachFund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

  There are no conversion or sinking fund provisions applicable to the shares of any Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Corporation's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and does not anticipate holding an annual meeting of shareholders to elect directors unless otherwise required by the Act.
The Corporation has also adopted provisions in its Bylaws for the removal of directors by its shareholders.

  The shares of each Fund are redeemable and are freely transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Business
Corporation Law. Fractional shares of each Fund entitle the holder to the same rights as whole shares of such Fund. Firstar Trust Company, 615 East Michigan
Street, Milwaukee, Wisconsin 53202, acts as the Corporation's transfer agent and dividend disbursing agent.

  The Corporation will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of each Fund. Any shareholder may deliver certificates to Firstar Trust Company and direct that his account be credited with the shares. A shareholder may direct Firstar Trust Company at any time to issue a certificate for his shares without charge.

                              SHAREHOLDER REPORTS

  Shareholders of each Fund will be provided at least semi-annually with a report showing such Fund's portfolio and other information and annually after the close of the Corporation's fiscal year, which currently ends June 30, with an annual report containing audited financial statements. Shareholders who have questions about the Funds should call Firstar Trust Company at 1-800-595-5519 or
(414) 765-4124 or write to:  Eastcliff Funds, 900 Second Avenue South, 300
International Centre, Minneapolis, Minnesota 55402, Attention: Corporate Vice
President.

                            PERFORMANCE INFORMATION

  Each of the Funds may provide from time to time, in advertisements, reports to shareholders and other communications with shareholders, its average annual compounded rate of return. A Fund's average annual compounded rate of return refers to the rate of return which, if applied to an initial investment in such Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in such Fund at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees. Each Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in a Fund for a specific period
(again reflecting changes in share price and assuming reinvestment of dividends and distributions).

  Any performance results will be based on historical earnings and should not be considered as representative of the performance of a Fund in the future. An investment in a Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

  Each of the Funds may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Morningstar, Inc. and Lipper Analytical Services, Inc., Money, Forbes, Business
Week and Barron's magazines, and The Wall Street Journal. (Morningstar, Inc. and
Lipper Analytical Services, Inc. are independent ranking services that rank over 1,000 mutual funds based upon total return performance.) Each of the Fund's may also compare its performance to the Dow Jones Industrial Average, Nasdaq
Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the S&P
500 Index, S&P400 Mid-Cap Growth Index, Lehman Intermediate Corporate Bond
Index, Russell 1000 Growth Index, Russell 2000 Index, Russell Midcap Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

                                EASTCLIFF FUNDS
                            900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402
                                  612-336-1444

                               INVESTMENT ADVISER
                        RESOURCE CAPITAL ADVISERS, INC.
                            900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402

                               PORTFOLIO MANAGERS
                             EASTCLIFF GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.
                          EASTCLIFF TOTAL RETURN FUND
                      PALM BEACH INVESTMENT ADVISERS, INC.
               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC
                        EASTCLIFF CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-595-5519
                                       or
                                  414-765-4124

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                             3100 Multifoods Tower
                             33 South Sixth Street
                          Minneapolis, Minnesota 55402

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

EASTCLIFF FUNDS

PURCHASE APPLICATION

--- This is a follow-up application to an investment by wire transfer.

Mail completed application to:
                        Eastcliff Funds
                        c/o Firstar Trust Company
                        Mutual Fund Services
                        P.O. Box 701
                        Milwaukee, WI  53201-0701

Overnight Express Mail to:
                        Eastcliff Funds
                        c/o Firstar Trust Company
                        Mutual Fund Services, 3rd Floor
                        615 E. Michigan Street
                        Milwaukee, WI  53202

Use this form for individual, custodial, trust, profit sharing or pension plan accounts, including self-directed IRA and 401(k) plans.  DO NOT USE THIS FORM
FOR THE EASTCLIFF FUNDS-SPONSORED IRAs, SEP-IRA, SIMPLE IRA, 402(b)(7),
DEFINED CONTRIBUTION (KEOGH OR CORPORATE PROFIT-SHARING AND MONEY-PURCHASE)
OR 401(K) PLANS WHICH REQUIRE FORMS AVAILABLE FROM THE EASTCLIFF FUNDS.
For information please call 1-800-595-5519 or 1-414-765-4124.
------------------------------------------------------------------------------

A. INVESTMENT
The minimum initial investment is $1,000 for shares in any of the Eastcliff
Funds. Minimum additions to any Fund are $100 (except $50 for the Automatic
Investment Plan).

Wiring instructions: Firstar Bank Milwaukee, NA, 777 E Wisconsin Ave.,
Milwaukee, WI 53202,
ABA: 075000022, For credit to Firstar Trust Co., Account # 112-952-137,
For further credit (insert full name of Fund) (shareholders name) & (account
                    --------------------------------------------     -------
number).
------
Notify Firstar Trust Company at 1-800-595-5519 or 1-414-765-4124 prior to sending wire.

PAYMENT BY     --- Check     --- Wire                         AMOUNT

--- Eastcliff Growth Fund                                   $--------------
--- Eastcliff Total Return Fund                             $--------------
--- Eastcliff Regional Small Capitalization Value Fund      $--------------
--- Eastcliff Contrarian Value Fund                         $--------------


------------------------------------------------------------------------------

B. REGISTRATION
--- Individual

--- Self-Directed IRA

-----------------   ----   ---------------------   ----------------   --------
FIRST NAME          M.I    LAST NAME               SOCIAL SECURITY #  BIRTHDATE
                                                                     (Mo/Dy/Yr)
--- Joint Owner*<F22>
(Cannot be a minor)

-----------------   ----   ---------------------   ----------------   --------
FIRST NAME          M.I    LAST NAME               SOCIAL SECURITY #  BIRTHDATE
                                                                     (Mo/Dy/Yr)
*<F22>Registration will be Joint Tenancy with Rights of Survivorship (JTWROS), unless otherwise specified.
--- Gift to Minor

----------------------------------------------   ----  -----------------------
CUSTODIAN'S FIRST NAME (only one permitted)      M.I.  LAST NAME

---------------------------------------------   ----   -----------------------
MINOR'S FIRST NAME (only one permitted)         M.I.   LAST NAME


---------------------------  -----------------------------   -----------------
MINOR'S SOCIAL SECURITY #    MINOR'S BIRTH DATE (Mo/Dy/Yr)  STATE OF RESIDENCE

--- Trust, Estate or Guardianship**<F23>

------------------------------------------------------------------------------
NAME OF TRUSTEE(S) (if to be included in registration)**<F23>

--- Corporate***<F24> (including Corporate Pension Plans)

--- Partnership**<F23>

--- Other Entity**<F23>

------------------------------------------------------------------------------
NAME OF TRUST**<F23> / CORPORATION***<F24> / PARTNERSHIP



-------------------------------------------------   --------------------------
SOCIAL SECURITY # / TAX ID #                      DATE OF AGREEMENT (Mo/Dy/Yr)
**<F23>Additional documentation and certification may be requested
***<F24>Corporate Resolution is required

------------------------------------------------------------------------------

C. ADDRESS
Mailing Address

----------------------------------------------------   -----------------------
STREET                                                APT / SUITE

--------------------------------------------   -----------------   -----------
CITY                                          STATE                ZIP

-----------------------------------------   ----------------------------------
DAYTIME PHONE #                                       EVENING PHONE #

--- Duplicate Confirmation (if desired) to:

---------------------------   -----   ----------------------------------------
FIRST NAME                    M.I.    LAST NAME

----------------------------------------------------   -----------------------
STREET                                                APT / SUITE

--------------------------------------------   -----------------   -----------
CITY                                          STATE                ZIP

------------------------------------------------------------------------------

D. DISTRIBUTION OPTIONS
  Capital gains & dividends will be reinvested if no option is selected.

  --- Capital Gains &                        --- Capital Gains &
  Dividends Reinvested                       Dividends in Cash
  --- Capital Gains in Cash &               --- Capital Gains Reinvested &
    Dividends Reinvested                       Dividends in Cash

  If the distribution is to be paid in cash, specify payment method below:
      ---  Send check to mailing address in Section C.
      --- Automatic deposit to my bank account via EFT. This transfer may take up to 3 business days to reach your bank account (please complete bank information below).

------------------------------------------------------------------------------
NAMES(S) ON BANK ACCOUNT

----------------------------------------   -----------------------------------
BANK NAME                                  ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS

An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your application. Your signed application must be received at least 15 business days prior to the initial distribution transaction.

------------------------------------------------------------------------------

E. TELEPHONE REDEMPTIONS
  I authorize Eastcliff Funds, Inc. to act upon my telephone instructions to redeem shares from my account.
  --- The proceeds will be mailed to the address in Section C.
  --- The proceeds of any redemption will be wired to your bank (complete bank information below). A wire fee of $12.00 will be charged.
  --- The proceeds of any redemption will be transferred via Electronic Funds
  Transfer ("EFT"). This transfer may take up to 3 business days to reach your bank (please complete bank information below).

------------------------------------------------------------------------------
NAMES(S) ON BANK ACCOUNT

--------------------------------------------   -------------------------------
BANK NAME                                      ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your application. Your signed application must be received at least 15 business days prior to the initial redemption transaction.

------------------------------------------------------------------------------

F. EXCHANGE PRIVILEGE
  If investment is by exchange, such exchange should be made from:
  --- Eastcliff Growth Fund    --- Eastcliff Total Return Fund
  Account # ---------------    Account #----------------------

  --- Eastcliff Regional Small Capitalization Value Fund
  Account # -----------------------

  --- Eastcliff Contrarian Value Fund
  Account #------------------------

  (I understand that exchanges between the Funds are taxable transactions.)
Amount of Exchange $-------------- or Number of Shares ------------------

------------------------------------------------------------------------------

G. SYSTEMATIC WITHDRAWALS
I would like to withdraw from Eastcliff Fund name-----------------------------
Account # -------------    $------------------ ($100 minimum) as follows:
--- I would like to have payments made to me on or about the ------ day of each month, Or
--- I would like to have payments made to me on or about the ------ day of the months that I have circled below:

Jan.   Feb.   Mar.   Apr.   May     June   July   Aug.  Sept.  Oct.  Nov.  Dec.

--- I would like my payments automatically deposited to my checking, NOW or savings account. Complete bank account information below and attach a copy of a voided check or savings deposit slip. (A check will be mailed to the address from section C if this selection is not marked).

------------------------------------------------------------------------------
NAMES(S) ON BANK ACCOUNT

---------------------------------------------   ------------------------------
BANK NAME                                       ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your application. A balance of at least $10,000 is required.

------------------------------------------------------------------------------

H. AUTOMATIC INVESTMENT PLAN
  I would like to establish an Automatic Investment Plan for the Eastcliff
  Funds as described in the Prospectus.  Based on these instructions, Firstar
  Trust Company as Transfer Agent for the Eastcliff Funds, will automatically transfer money directly from my checking, NOW or savings account to purchase shares in the Eastcliff Fund of my choice.  I understand if the automatic purchase cannot be made due to insufficient funds, stop payment or any other reason, a $20 fee will be assessed.  Your signed application must be received at least 15 business days prior to initial transaction.  Attach an unsigned, voided check (for checking accounts) or a savings account deposit slip and complete this form.
 Please indicate the day of debit from bank account------------------------
Start Date (month & year) --------------   --- Monthly     --- Quarterly
Eastcliff Fund name --------------------------------
Account Number, if known ---------------------------
Indicate amount to be withdrawn from my bank account $---------- (minimum $50)

------------------------------------------------------------------------------
NAMES(S) ON BANK ACCOUNT

----------------------------------------------   -----------------------------
BANK NAME                                        ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS

------------------------------------------   ---------------------------------
SIGNATURE OF BANK ACCOUNT OWNER              SIGNATURE OF JOINT OWNER (if any)
An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your application.

------------------------------------------------------------------------------

I. SIGNATURE AND CERTIFICATION REQUIRED BY THE INTERNAL REVENUE SERVICE
  Neither the Fund nor its transfer agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed.

  By selecting the options in Section (G or H), I hereby authorize the Fund to initiate debits/credits to my account at the bank indicated and for the bank to debit/credit the same to such account through the Automated Clearing House
  ("ACH") system.

  UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER
  OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER
  IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER
  AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS
  NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRSDOES
  NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
  CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

---------------------------------   ------------------------------------------
DATE (Mo/Dy/Yr)                     SIGNATURE OF OWNER*<F25>

--------------------------------   -------------------------------------------
DATE (Mo/Dy/Yr)                    SIGNATURE OF JOINT OWNER, if any
*<F25>If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.

------------------------------------------------------------------------------
PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY.




